Supplement dated October 17, 2025
to the Prospectuses, each as supplemented, if applicable, of the following funds (each, a Fund, and collectively, the Funds):
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/2025
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/2025
Columbia Funds Series Trust II
Columbia Capital Allocation Conservative Portfolio	6/1/2025
Columbia Capital Allocation Moderate Portfolio	6/1/2025
Columbia Capital Allocation Aggressive Portfolio	6/1/2025
Columbia Income Builder Fund	6/1/2025
Effective September 1, 2025, the names of certain underlying funds have changed. Accordingly, all references to certain underlying fund names in each Fund’s prospectus are hereby updated to reflect new underlying fund names as shown in the table below.
Current Underlying Fund Name	New Underlying Fund Name
Columbia Corporate Income Fund	Columbia Select Corporate Income Fund
Columbia Large Cap Growth Fund	Columbia Cornerstone Growth Fund
Columbia Large Cap Value Fund	Columbia Intrinsic Value Fund
Columbia Limited Duration Credit Fund	Columbia Select Short Corporate Income Fund
Columbia Select Large Cap Equity Fund	Columbia Cornerstone Equity Fund
Columbia Small Cap Value Fund I	Columbia Small Cap Value Discovery Fund
Columbia Small Cap Value Fund II	Columbia Small Cap Value and Inflection Fund
The disclosure for Columbia International Equity Income ETF (for all Funds),  Columbia U.S. Equity Income ETF (for all Funds) and Columbia EM Core ex-China ETF (for all Funds except for Columbia Income Builder Fund) in the Appendix B - Underlying Funds - Investment Objectives and Strategies is deleted and replaced with the following:
Columbia International Equity Income ETF
Columbia International Equity Income ETF (the Fund) seeks total return, consisting of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its assets (including the amount of any borrowings for investment purposes) in income-producing (dividend-paying) equity securities.
The Fund principally invests in common stocks and depository receipts. While the Fund may invest in securities of any size, the Fund typically emphasizes investments in foreign (developed markets) large- and mid-cap companies (companies with market capitalization greater than $2 billion) that Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) believes offer total return opportunity. The Fund typically invests in foreign companies in at least three countries, other than the U.S.
The Fund applies a rules-based framework to invest, at the time of purchase, in dividend-paying companies that display an attractive profile of dividend-related metrics, such as dividend yield, dividend growth, and cash-based dividend coverage ratio. Securities are evaluated on a sector and region-relative basis, seeking within the Fund’s portfolio representation of attractive dividend-paying companies across sectors and regions. The resulting portfolio generally consists of 100 securities, which have been evaluated and selected within this rules-based framework, with the Fund investing in these securities on an issuer market capitalization weighting basis. The Fund typically applies (or re-runs) these rules for constructing (and making changes to) the Fund’s portfolio on a quarterly basis.
In addition to the quarterly updates, Fund holdings are evaluated for sale out of the Fund’s portfolio in the event of issuer bankruptcy, the security’s forward dividend yield falling below 1%, or other events or conditions. Whether a removed security will be replaced and what the replacement will be is in the discretion of Columbia Management.
From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe and Japan.
The Fund may at times emphasize one or more sectors in selecting its investments, including the financials and industrials sectors.
Columbia U.S. Equity Income ETF
Columbia U.S. Equity Income ETF (the Fund) seeks total return, consisting of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its assets (including the amount of any borrowings for investment purposes) in income-producing (dividend-paying) equity securities of U.S. companies.
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The Fund principally invests in common stocks. While the Fund may invest in securities of any size, the Fund typically emphasizes investments in U.S. large- and mid-cap companies (companies with market capitalization greater than $2 billion) that Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) believes offer total return opportunity.
The Fund applies a rules-based framework to invest, at the time of purchase, in dividend-paying companies that display an attractive profile of dividend-related metrics, such as dividend yield, dividend growth, and cash-based dividend coverage ratio. Securities are evaluated on a sector-relative basis, seeking within the Fund’s portfolio representation of attractive dividend-paying companies across sectors. The resulting portfolio generally consists of 100 securities, which have been evaluated and selected within this rules-based framework, with the Fund investing in these securities on an issuer market capitalization weighting basis. The Fund typically applies (or re-runs) these rules for constructing (and making changes to) the Fund’s portfolio on a quarterly basis.
In addition to the quarterly updates, Fund holdings are evaluated for sale out of the Fund’s portfolio in the event of issuer bankruptcy, the security’s forward dividend yield falling below 1%, or other events or conditions. Whether a removed security will be replaced and what the replacement will be is in the discretion of Columbia Management.
Columbia EM Core ex-China ETF
Columbia EM Core ex-China ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Beta Thematic Emerging Markets ex-China Index (the Index).
The Fund is an exchange-traded fund (ETF). The Fund seeks to achieve its investment objective by attempting to replicate the performance of the Index through investments in equity securities, including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).
Under normal circumstances, the Fund will invest at least 80% of its net assets in the companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. These companies are domiciled in emerging market countries, excluding companies domiciled, or whose stock is listed for trading on an exchange, in China, as well as companies domiciled in Hong Kong. The Fund defines “emerging market” countries as those that are in the intermediate stages of their economic development and classified by Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) as “Emerging Markets.” The Fund may invest in companies of all capitalization sizes, which includes small capitalization (small cap) companies (i.e., those with market capitalizations between U.S. $100 million and U.S. $2 billion), mid-capitalization (mid cap) companies (i.e., those with market capitalizations between U.S. $2 billion and U.S. $10 billion) as well as large capitalization companies. A substantial portion of the Fund’s assets are denominated in currencies other than the U.S. dollar.
The Fund typically utilizes a “representative sampling” strategy whereby the Fund invests in some, but not all, of the component securities of the Index, that collectively, in the opinion of the Investment Manager, have an investment profile similar to that of the Index. As such, the Fund may not track the Index with the same degree of accuracy as would an investment vehicle replicating (or investing in) the entire Index. Under certain circumstances or conditions or due to other factors, including, for example, the size of the Fund’s portfolio, the Fund may use a full replication strategy, which means that the Fund will seek to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index. When securities are deleted from the Index, the Investment Manager will typically remove these securities from the Fund’s portfolio. However, in the discretion of the Investment Manager, the Fund may remain invested in securities that were deleted from the Index until the next rebalancing of the Fund.
The Fund invests in specific countries or geographic regions to approximately the same extent as the Index. The Fund concentrates its investments (i.e., holds 25% or more of its net assets) in a particular industry or group of industries or even issuers to approximately the same extent that the Index is concentrated. As of March 31, 2025, the Index (and therefore the Fund) was concentrated in the financials and information technology sectors.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

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